UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21905

First Trust/Aberdeen Emerging Opportunity Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust/abrdn
Emerging Opportunity Fund (FEO)
(formerly known as First Trust/Aberdeen
Emerging Opportunity Fund)
Semi-Annual Report
For the Six Months Ended
June 30, 2022

First Trust/abrdn Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or abrdn Inc. (“abrdn” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/abrdn Emerging Opportunity Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.25 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and abrdn are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/abrdn Emerging Opportunity Fund (FEO)
Semi-Annual Letter from the Chairman and CEO
June 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust/abrdn Emerging Opportunity Fund (the “Fund”), which contains detailed information about the Fund for the six months ended June 30, 2022.
The trillions of dollars of stimulus funneled into the U.S. financial system by the Federal government throughout the bulk of the coronavirus (“COVID-19”) pandemic was effective in bolstering economic activity, as reflected by some impressive gross domestic product (“GDP”) statistics. It also fueled inflation. I will touch on that angle as well. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the four quarters comprising 2021 were 6.3%, 6.7%, 2.3% and 6.9%, respectively. It appears, however, that the upside from those stimulus dollars may be waning. In the first two quarters of 2022, the U.S. economy contracted. Real GDP declined by an annualized 1.6% in the first quarter and declined by an annualized 0.9% in the second quarter. Why the downturn? Well, the lion’s share of the stimulus programs for individuals ended in September 2021. The war between Russia and Ukraine, which commenced in late February 2022, China’s COVID-19 shutdown this year and the ongoing supply chain bottlenecks have also provided a drag on the global economy and securities markets, in my opinion. While the standard definition of a recession is two consecutive quarters of negative GDP growth, the official arbiter of declaring recessions in the U.S. belongs to the National Bureau of Economic Research, and it factors in additional economic indicators in its evaluation process. Even if we were to experience a recession, it does not necessarily mean it will be deep in scope. Currently, the Federal Reserve (the “Fed”) is still hoping to orchestrate a soft landing for the economy, though it admits it will be challenging.
In addition to the recent decline in economic activity, the financial media is paying a good deal of attention to the inverted yield curve in the Treasury market, particularly the spread between the yields on the 2-Year and 10-Year Treasury Note (“T-Note”). As of July 27, 2022 the closing yield on the 2-Year T-Note was 3.00%, 21 basis points (“bps”) above the 2.79% yield on the 10-Year T-Note. The current inversion has only been in play in earnest since July 5, 2022. Yields on shorter-maturity bonds should be lower than those further out on the curve. For the 30-year period ended July 27, 2022, the average yield on the 10-Year T-Note was 113 bps higher than the average yield on the 2-Year T-Note. Historically, such inversions have portended that a recession is likely to arrive in the next 12-24 months. At its meeting on July 27, 2022, the Fed raised the Federal Funds target rate by 75 bps to combat the spike in inflation. The target rate currently sits at 2.50%, marking the upper bound of its 2.25% to 2.50% range. The Fed’s next meeting is scheduled for September 20-21, 2022.
In the current climate, the number one goal is to tame inflation. The Fed has made it clear that it is committed to doing so. The Consumer Price Index stood at a trailing 12-month rate of 9.1% in June 2022, its highest level since 1981. Surging inflation is the number one concern of Americans. It is certainly going to be a hot button issue in the upcoming mid-term elections in November. A recent CNN poll revealed that 75% of Americans consider inflation their top economic concern and only 25% approve of President Joe Biden’s efforts to curtail it. This dovetails into another concern: the markets. With respect to returns, on a year-to-date and 12-month basis, all the major domestic and foreign stock and bond indices were sitting in negative territory, based on their respective total returns through June 30, 2022. Sell-offs are a natural part of market cycles. We all know that prices do not go up in a straight line. As previously noted, the Fed, the economy and the markets are battling some significant headwinds. The good news is we know what they are. Suffice it to say, it will take some time to remedy them. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/abrdn Emerging Opportunity Fund (FEO)
“AT A GLANCE”
As of June 30, 2022 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FEO
Common Share Price	$8.80
Common Share Net Asset Value (“NAV”)	$10.06
Premium (Discount) to NAV	(12.52)%
Net Assets Applicable to Common Shares	$50,224,003
Current Quarterly Distribution per Common Share(1)	$0.2500
Current Annualized Distribution per Common Share	$1.0000
Current Distribution Rate on Common Share Price(2)	11.36%
Current Distribution Rate on NAV(2)	9.94%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/22	1 Year Ended 6/30/22	5 Years Ended 6/30/22	10 Years Ended 6/30/22	Inception (8/28/06) to 6/30/22
Fund Performance(3)
NAV	-23.85%	-29.34%	-1.05%	1.63%	4.99%
Market Value	-29.70%	-35.53%	-1.89%	1.41%	3.80%
Index Performance
Blended Index(4)	-19.22%	-24.08%	-0.83%	1.33%	4.12%
Bloomberg Global Emerging Markets Index	-18.50%	-19.81%	-0.85%	2.05%	4.39%
FTSE All World Emerging Market Index	-14.84%	-21.25%	3.57%	3.92%	4.88%

Fund Allocation	% of Net Assets
Common Stocks	45.1%
Foreign Sovereign Bonds and Notes	39.0
Foreign Corporate Bonds and Notes	22.4
Corporate Bonds and Notes	0.5
Outstanding Loan	(11.5)
Net Other Assets and Liabilities(5)	4.5
Total	100.0%

(1)	Most recent distribution paid or declared through June 30, 2022. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of June 30, 2022. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 32.5%, 32.5%, and 35.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(5)	Includes forward foreign currency contracts.

First Trust/abrdn Emerging Opportunity Fund (FEO)
“AT A GLANCE” (Continued)
As of June 30, 2022 (Unaudited)
Credit Quality(6)	% of Total Fixed-Income Investments
AA-	2.7%
A+	5.7
A	1.1
A-	5.0
BBB+	10.8
BBB	7.6
BBB-	5.0
BB+	2.3
BB	22.5
BB-	11.9
B+	8.4
B	3.4
B-	5.4
CCC+	5.1
CCC	0.6
CC	0.3
C	0.5
Not Rated	1.7
Total	100.0%

Top 10 Countries(7)	% of Total Investments
China	13.9%
Brazil	9.4
Mexico	8.4
South Africa	8.0
India	8.0
Taiwan	4.8
South Korea	3.9
Indonesia	3.9
Saudi Arabia	3.3
Oman	2.8
Total	66.4%

Top Ten Holdings	% of Total Investments
Republic of South Africa Government Bond, 9.00%, 1/31/40	5.3%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/27	4.8
Taiwan Semiconductor Manufacturing Co., Ltd.	3.5
Samsung Electronics Co., Ltd. (Preference Shares)	2.7
Tencent Holdings Ltd.	2.6
Malaysia Government Bond, 3.89%, 3/15/27	2.5
Mexican Bonos, 5.75%, 3/05/26	2.5
Alibaba Group Holding Ltd.	2.2
Indonesia Treasury Bond, 8.38%, 3/15/34	2.1
Saudi Arabian Oil Co., 2.88%, 4/16/24	2.0
Total	30.2%
Industry Classification	% of Total Investments
Sovereigns	36.4%
Banks	10.6
Semiconductors & Semiconductor Equipment	5.1
Integrated Oils	4.2
Internet & Direct Marketing Retail	3.4
Technology Hardware, Storage & Peripherals	2.7
Interactive Media & Services	2.6
Exploration & Production	2.5
Metals & Mining	2.2
Insurance	2.1
Beverages	1.9
Chemicals	1.8
Electrical Equipment	1.5
Thrifts & Mortgage Finance	1.4
Utilities	1.3
Specialty Retail	1.3
Financial Services	1.2
Electronic Equipment, Instruments & Components	1.1
IT Services	1.1
Refining & Marketing	1.0
Capital Markets	1.0
Wireless Telecommunication Services	0.8
Oil, Gas & Consumable Fuels	0.7
Industrial Other	0.7
Life Sciences Tools & Services	0.7
Personal Products	0.7
Paper & Forest Products	0.6
Household Durables	0.6
Electric Utilities	0.6
Food & Beverage	0.5
Automobiles	0.5
Real Estate Management & Development	0.5
Wireline Telecommunications Services	0.5
Power Generation	0.5
Real Estate	0.5
Software & Services	0.5
Construction Materials	0.4
Life Insurance	0.4
Food Products	0.4
Textiles, Apparel & Luxury Goods	0.4
Construction & Engineering	0.4
Government Development Banks	0.4
Transportation & Logistics	0.4
Transportation Infrastructure	0.3
Road & Rail	0.3
Food & Staples Retailing	0.3
Oil & Gas Services & Equipment	0.3
Software	0.2
Entertainment	0.2
Retail - Consumer Staples	0.2
Railroad	0.1
Total	100.0%

(6)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, a subsidiary of S&P Global Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(7)	Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by abrdn Inc., the sub-advisor.

Portfolio Commentary
First Trust/abrdn Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/abrdn Emerging Opportunity Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
abrdn Inc. (“abrdn” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by abrdn using a team approach and not by any one individual. By making team decisions, abrdn seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. abrdn does not employ separate research analysts. Instead, abrdn’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which abrdn invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
Equity Management Team
Devan Kaloo
Global Head of Public Markets/Global Head of Equities
Joanne Irvine
Deputy Head, Global Emerging Markets Equity
Nick Robinson
Senior Investment Director, Global Emerging Markets Equity
Stephen Parr
Investment Director, Global Emerging Markets Equity
Fixed-Income Management Team
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Investment Director, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Investment Director, Emerging Market Debt

Commentary
First Trust/abrdn Emerging Opportunity Fund
The Fund’s investment objective is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Fund Recap
The Fund had a net asset value (“NAV”) total return(1) of -23.85% and a market value total return of -29.70% for the six-month period ended June 30, 2022 compared to the Blended Index(2) total return of -19.22% over the same period. In addition to the Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the six-month period ended June 30, 2022 for these indexes were as follows: the Bloomberg Global Emerging Markets Index returned -18.50% and the FTSE All World Emerging Market Index was -14.84%. The use of forwards had a de minimis impact on Fund performance.

(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(2)	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index – Global Diversified (32.5%); JPMorgan Government Bond Index – Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%). The Blended Index returns are calculated by using the monthly return of the three indices during the period shown above. At the beginning of each month the three indices are rebalanced to a 32.5%, 32.5%, and 35.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for the period shown above, giving the performance for the Blended Index for the period shown above.

Portfolio Commentary (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2022 (Unaudited)
An important factor impacting the return of the Fund relative to its Blended Index was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Market Value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Global Emerging Markets Index, the FTSE All World Emerging Market Index and the components of the Blended Index are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.
Performance
			Average Annual Total Returns
	6 Months Ended 6/30/22	1 Year Ended 6/30/22	5 Years Ended 6/30/22	10 Years Ended 6/30/22	Inception (8/28/06) to 6/30/22
Fund Performance(1)
NAV	-23.85%	-29.34%	-1.05%	1.63%	4.99%
Market Value	-29.70%	-35.53%	-1.89%	1.41%	3.80%
Index Performance
Blended Index(2)	-19.22%	-24.08%	-0.83%	1.33%	4.12%
Bloomberg Global Emerging Markets Index	-18.50%	-19.81%	-0.85%	2.05%	4.39%
FTSE All World Emerging Market Index	-14.84%	-21.25%	3.57%	3.92%	4.88%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as quarterly each tax year. The plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring quarterly distribution in the amount of $0.25 per Common Share that reflects the distributable cash flow of the Fund. The Fund maintained its regular quarterly Common Share distribution of $0.25 per share for the six month period ended June 30, 2022. Based on the $0.25 per share quarterly Common Share distribution, the annualized distribution rate as of June 30, 2022 was 9.94% at NAV and 11.36% at market price. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.

Portfolio Commentary (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2022 (Unaudited)
Fixed Income Commentary
Market Recap
For the first half of 2022, emerging markets (“EM”) were severely affected by a confluence of negative events, namely the war in Ukraine, rising global inflation and higher interest rates leading to tighter monetary policies around the world. There were also a number of defaults by both EM sovereign and corporate issuers such as Russia and Sri Lanka and several Chinese real estate companies following on from last year’s defaults of Evergrande and Kaisa Group Holdings Ltd. With tighter monetary conditions and a reversal of investor flows into EM debt (“EMD”) funds, the capital flight has highlighted some of the weaker credits, namely the higher yielding frontier credits in Africa such as Ghana, Tunisia and Kenya. The lack of investor demand for these types of credits has meant the various governments currently cannot rely on capital markets to fund their fiscal deficits and therefore need to find alternative sources such as the International Monetary Fund (“IMF”). JPMorgan, an index provider, along with other index providers decided to exclude Russia from their indices at the end of the first quarter of 2022. Russia exited the relevant JPMorgan Indices at a price of zero and any positions remaining in the Fund were marked near zero during the second quarter of 2022 as there was no market due to the heavy sanctions applied to the various Russian entities.
Performance Analysis
Unsurprisingly, both the hard currency and local currency markets produced negative returns during six-month period ended June 30, 2022, down -20.3% and -20.1%, respectively. In local currency markets the worst performing region was the Central Eastern European (“CEE”) countries such as Poland, Hungary, the Czech Republic and Romania which all saw dramatically higher inflation due to higher energy costs. The strongest region was Latin America where some of the currencies actually appreciated against the U.S. Dollar (“USD”) over the period such as the Brazilian Real, Uruguayan Peso and Mexican Peso. This was due to some of the countries not experiencing rising inflation over the year such as Uruguay or the Central Bank having started increasing interest rates last year such as in Brazil. In the hard currency space, there were several idiosyncratic stories where various sovereign bonds did very poorly, such as Ukraine due to the invasion by Russia. Sri Lanka defaulted on its debt obligations resulting in very weak bond prices and the Argentinian government’s heterodox policies resulted in bond weakness. El Salvador also underperformed the market due to President Bukele’s refusal to adopt an IMF program and instead relying on a Eurobond backed by Bitcoin to fund its fiscal deficit. In addition, any long duration bond did very poorly irrespective of its credit rating due to rising U.S. Treasuries. No sovereign USD market had a positive return over the same period, but the short-dated investment grade credits outperformed such as Croatia and Kuwait.
When excluding the leverage from the Fund, performance was in line with the return of the Blended Index with respect to the EMD holdings, however, due to the very negative market returns the impact of the leverage was a substantial detractor to the Fund’s performance. Drilling down into the various countries, Russia did not end up costing much in performance on a relative basis due to the Fund not holding any sovereign USD bonds which helped to offset the overweight in the local Ruble bonds. However, the overweight in Belarus USD did have a large negative impact on the portfolio as this country was also excluded from the JP Morgan indices due to its involvement in the war by allowing Russian troops to invade Ukraine using its borders. The overweight to Argentinian and Ukrainian USD bonds detracted from the Fund’s performance. Zero holdings in some of the weaker credits such as Sri Lanka, El Salvador and Pakistan helped the relative performance of the Fund. Credit selection was a big contributor to the Fund’s performance due to the Fund holding off-benchmark EM corporate USD bonds which, in some cases, significantly outperformed their respective sovereign bonds. A case in point is Nigeria where the sovereign bonds came under severe stress due to being long duration while the corporate bonds in Nigeria are much shorter duration. The Fund also owned some very short dated high-quality Kingdom of Saudi Arabian bonds which outperformed the broader market. In the local space, the large underweight to the CEE region was a plus for performance as was the overweight to Brazil. The zero holding in Chinese local bonds detracted from the Fund’s performance due to the relative stability in the local bond market. Off-benchmark holdings in India and Indonesian local bonds also helped the Fund’s performance as both countries had better returns than the local market index.
Market and Fund Outlook
It remains difficult to be hugely constructive on the asset class in the relatively short term, given the challenging macroeconomic backdrop. EMD is hardly immune to volatile commodity prices, divergent policy implementation from central banks or the socio-political pressures facing governments as citizens become more vocal about cost-of-living pressures. The global growth outlook remains a key focus for markets, with a recession looking more likely, in our opinion, given the pace of central bank intervention. However, it is worth acknowledging for the long-term outlook that spreads are near historic wides, corporates are demonstrating resilience in many instances and the IMF is engaging with sovereigns that are under the most distress. Ghana is the most recent example, with bonds jumping almost 10 points on news of a possible funding agreement. With investors sitting on relatively high cash balances, we expect to see some of this cash selectively put to work as opportunities present themselves. Nevertheless, we remain cautious for now given the volatility and tight liquidity conditions.

Portfolio Commentary (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2022 (Unaudited)
Equity Commentary
Market Recap
EM equities slumped over the six-month period ended June 30, 2022, though they fared better than developed markets. Geopolitical and macroeconomic concerns dominated investor sentiment as Russia’s invasion of Ukraine triggered a sell-off in global risk assets in February 2022. Already elevated commodity prices surged on fears of supply disruption, resulting in commodity-led inflation. Sentiment turned increasingly pessimistic as central banks ramped up their policy tightening trajectories, triggering fears of a global recession.
Against this backdrop, commodity exporters, barring Russia, were broadly resilient. Resource-rich Latin America and Middle Eastern oil-producing nations rallied as commodity prices rose, though they gave back some of their gains toward the end of the same period on mounting growth risks. In emerging Asia, Chinese equities outperformed as investor sentiment improved in the latter half, driven by strong fiscal and monetary policy support, easing Covid-related restrictions, relatively contained inflation and optimism surrounding potentially less aggressive regulatory crackdowns in the domestic technology sector. Conversely, technology-heavy markets in South Korea and Taiwan sold off on higher interest rates and growing recession fears.
Performance Analysis
Over the six-month period ended June 30, 2022, the Equity portion of the Fund fell by 23.60% in U.S. Dollar terms, underperforming the MSCI Emerging Markets Index’s decline of 17.47%.
Revaluing our Russian holdings in Novatek and Lukoil near zero in the first half of the period covered by this report was a material detractor. We took that decision due to stringent capital controls in Russia and stiff sanctions on Moscow from the West, which made it impossible to realize any value from our investments. Not holding former index heavyweight Gazprom was positive. Heading into the crisis, Russia had been a compelling bottom-up story in the emerging markets universe.
China detracted from the Fund’s performance during the six-month period ended June 30, 2022 as a flare-up in coronavirus (“COVID-19”) cases led to strict, but temporary lockdowns in major cities like Shanghai, which weighed on market sentiment. Relative performance improved over May and June 2022 as infection cases fell, eventually pushing the government towards reopening and easing restrictions across the country. However, strong returns from our Chinese consumer and renewable energy stocks were not enough to offset our overall underweight to China directly.
Elsewhere, a gradual tightening of the global interest rate environment triggered an ongoing rotation out of growth into value stocks. Meanwhile, compounding fears of an economic contraction worldwide led to concerns about slowing end-demand for consumption, consumer electronics and semiconductor chips. As a result, our technology and digital consumer holdings, including Sea Ltd., Samsung Electronics Co., Ltd., MercadoLibre, Inc., ASM International N.V. and ASML Holding N.V., were punished.
The surge in energy prices benefited oil-exporting countries in the Middle East, where the Fund does not have exposure. While share prices there saw some reversal between April and June 2022 on the back of volatile energy prices, the region still detracted from overall performance. Latin America initially benefited from higher commodity prices but lagged when prices pulled back. Nonetheless, the likes of Brazilian lender Banco Bradesco and stock exchange operator B3 S.A. as well as Mexican bank Grupo Financiero Banorte S.A.B. de C.V. and copper producer Grupo Mexico S.A.B. de C.V. added to the Fund’s relative performance.
On a more positive note, the non-benchmark exposure to Hong Kong proved favorable. Insurer AIA Group Ltd. and brewer Budweiser Brewing Co., APAC Ltd. rose on the improving outlook of the operating environments in both mainland China and Hong Kong. Chinese solar company LONGi Green Energy Technology Co., Ltd. was among the top stock contributors, aided by strong policy support for renewables and solid demand for global solar installations. E-commerce giants JD.com and Alibaba Group Holding Ltd. benefited from improved sentiment towards discretionary spending, while China Resources Land Ltd. rose on the back of improving industrywide sales data.
Market Outlook
Russia’s invasion of Ukraine, and the subsequent supply shock in markets, dominated sentiment for most of the six-month period ended June 30, 2022 as EM equities had a rough start to the year. The Federal Reserve (the “Fed”) has been unwinding years of loose monetary policies to tackle the commodity-led inflation that has dented consumer demand and sparked worries of a global recession. As the U.S. Central Bank is speeding up its policy normalization process with multiple rate hikes in the first half of 2022, EM central banks have mostly kept pace by aggressively tightening either in line with or ahead of the Fed. However, emerging economies’ currency reserves and current account positions are also in much better shape than before, and their central banks are closer to ending their tightening cycle.

Portfolio Commentary (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2022 (Unaudited)
Meanwhile, the potential for a counter-cyclical recovery in China remains, in light of recent measures by Beijing to ease some COVID-19 restrictions and bring major cities like Shanghai out of lockdown. The Chinese government is under pressure to further boost the economy, particularly given its 5.5% gross domestic product growth target for 2022.
Heightened geopolitical risks have also brought the security of energy supply to the forefront, increasing investments into renewables. We believe EM companies are currently dominant in many renewable energy sources.
The portfolio remains focused on businesses that have discernible quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power and low levels of debt. We believe such characteristics should help businesses manage this period of supply disruption and cost pressure. In our opinion, we expect markets to begin focusing on these fundamentals as we move through the rest of the year.

First Trust/abrdn Emerging Opportunity Fund (FEO)
Portfolio of Investments
June 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 39.0%
	Angola – 0.6%
386,000	Angolan Government International Bond (USD) (b)	9.13%	11/26/49	$274,620
	Argentina – 1.6%
136,989	Argentine Republic Government International Bond (USD)	1.00%	07/09/29	31,492
2,250,239	Argentine Republic Government International Bond (USD) (c)	0.50%	07/09/30	530,653
891,100	Argentine Republic Government International Bond (USD) (c)	2.00%	01/09/38	254,832
				816,977
	Bahrain – 1.2%
450,000	Bahrain Government International Bond (USD) (d)	4.25%	01/25/28	404,996
250,000	Bahrain Government International Bond (USD) (b)	6.25%	01/25/51	186,941
				591,937
	Belarus – 0.1%
420,000	Republic of Belarus International Bond (USD) (b) (e)	5.88%	02/24/26	69,300
	Brazil – 6.3%
15,550,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	2,562,033
3,748,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	595,202
				3,157,235
	Colombia – 1.3%
2,839,000,000	Colombia Government International Bond (COP)	9.85%	06/28/27	673,996
	Dominican Republic – 0.7%
200,000	Dominican Republic International Bond (USD) (d)	5.50%	02/22/29	174,583
270,000	Dominican Republic International Bond (USD) (b)	5.88%	01/30/60	185,305
				359,888
	Ecuador – 0.7%
78,781	Ecuador Government International Bond (USD) (d)	(f)	07/31/30	32,924
344,360	Ecuador Government International Bond (USD) (c) (d)	5.00%	07/31/30	224,272
251,480	Ecuador Government International Bond (USD) (c) (d)	0.50%	07/31/40	103,269
				360,465
	Egypt – 1.5%
418,000	Egypt Government International Bond (USD) (d)	7.60%	03/01/29	306,154
211,000	Egypt Government International Bond (USD) (d)	7.63%	05/29/32	138,778
505,000	Egypt Government International Bond (USD) (b)	7.90%	02/21/48	290,284
				735,216
	Georgia – 0.6%
334,000	Georgia Government International Bond (USD) (d)	2.75%	04/22/26	277,581
	Ghana – 0.4%
432,000	Ghana Government International Bond (USD) (d)	7.63%	05/16/29	213,054
	Indonesia – 2.3%
16,146,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	1,154,795
	Iraq – 1.6%
650,000	Iraq International Bond (USD) (b)	6.75%	03/09/23	636,187
187,500	Iraq International Bond (USD) (b)	5.80%	01/15/28	168,995
				805,182

See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Malaysia – 2.7%
6,010,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	$1,359,145
	Mexico – 3.4%
30,051,800	Mexican Bonos (MXN)	5.75%	03/05/26	1,330,006
8,250,000	Mexican Bonos (MXN)	7.75%	11/13/42	358,935
				1,688,941
	Nigeria – 0.2%
200,000	Nigeria Government International Bond (USD) (d)	7.63%	11/28/47	120,250
	Oman – 1.9%
1,100,000	Oman Government International Bond (USD) (d)	7.00%	01/25/51	972,922
	Peru – 1.2%
3,048,000	Peruvian Government International Bond (PEN) (b)	5.35%	08/12/40	595,768
	Poland – 0.7%
1,909,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	341,553
	Qatar – 1.7%
862,000	Qatar Government International Bond (USD) (b)	4.40%	04/16/50	824,882
	Russia – 0.1%
186,844,000	Russian Federal Bond - OFZ (RUB) (e) (g) (h)	7.65%	04/10/30	50,957
33,000,000	Russian Federal Bond - OFZ (RUB) (e) (g) (h)	7.70%	03/23/33	9,000
				59,957
	Rwanda – 0.4%
266,000	Rwanda International Government Bond (USD) (d)	5.50%	08/09/31	208,664
	Saudi Arabia – 1.0%
490,000	Saudi Government International Bond (USD) (d)	4.38%	04/16/29	497,962
	South Africa – 5.7%
57,575,600	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	2,855,290
	Uruguay – 0.7%
12,796,610	Uruguay Government International Bond (UYU)	4.38%	12/15/28	351,324
	Uzbekistan – 0.4%
299,000	Republic of Uzbekistan International Bond (USD) (d)	3.70%	11/25/30	217,245
	Total Foreign Sovereign Bonds and Notes			19,584,149
	(Cost $26,533,668)
FOREIGN CORPORATE BONDS AND NOTES (a) (i) – 22.4%
	Barbados – 0.5%
250,000	Sagicor Financial Co., Ltd. (USD) (d)	5.30%	05/13/28	229,351
	Brazil – 1.4%
240,000	Banco do Brasil S.A. (USD) (b) (j)	6.25%	(k)	210,826
200,000	BRF S.A. (USD) (d)	5.75%	09/21/50	133,475
187,230	Guara Norte Sarl (USD) (d)	5.20%	06/15/34	152,210
260,000	Itau Unibanco Holding S.A. (USD) (b) (j)	4.63%	(k)	208,357
350,000	OAS Finance Ltd. (USD) (j) (l) (m) (n)	8.88%	(k)	2,625
200,000	OAS Investments GmbH (USD) (l) (m) (n)	8.25%	10/19/19	1,500
				708,993
See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (i) (Continued)
	Chile – 0.4%
236,000	Empresa Nacional del Petroleo (USD) (d)	3.45%	09/16/31	$191,609
	China – 1.2%
648,000	Huarong Finance II Co., Ltd. (USD) (b)	5.50%	01/16/25	629,370
	Colombia – 0.8%
411,000	Ecopetrol S.A. (USD)	5.38%	06/26/26	381,663
	Dominican Republic – 0.5%
270,000	AES Andres BV (USD) (d)	5.70%	05/04/28	230,489
	Ecuador – 0.4%
197,647	International Airport Finance S.A. (USD) (d)	12.00%	03/15/33	192,866
	Georgia – 0.4%
200,000	Bank of Georgia JSC (USD) (d)	6.00%	07/26/23	198,000
	Ghana – 0.6%
400,000	Tullow Oil PLC (USD) (b)	7.00%	03/01/25	326,118
	Honduras – 0.4%
240,000	Inversiones Atlantida S.A. (USD) (d)	7.50%	05/19/26	226,440
	India – 2.2%
250,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energy (USD) (d)	6.25%	12/10/24	240,000
70,000,000	HDFC Bank Ltd. (INR) (b)	8.10%	03/22/25	880,638
				1,120,638
	Indonesia – 0.4%
200,000	Medco Platinum Road Pte Ltd. (USD) (d)	6.75%	01/30/25	185,984
	Israel – 0.4%
211,000	Energean Israel Finance Ltd. (USD) (b) (d)	4.88%	03/30/26	187,009
	Mexico – 2.5%
270,000	BBVA Bancomer S.A. (USD) (b) (j)	5.13%	01/18/33	229,087
200,000	Braskem Idesa S.A.P.I. (USD) (d)	6.99%	02/20/32	154,969
9,600,000	Petroleos Mexicanos (MXN) (b)	7.19%	09/12/24	438,436
280,000	Petroleos Mexicanos (USD)	7.69%	01/23/50	190,620
270,000	Sixsigma Networks Mexico SA de CV (USD) (d)	7.50%	05/02/25	239,876
				1,252,988
	Nigeria – 1.8%
264,000	Access Bank PLC (USD) (d)	6.13%	09/21/26	214,183
230,000	BOI Finance BV (EUR) (d)	7.50%	02/16/27	195,245
230,000	IHS Netherlands Holdco BV (USD) (d)	8.00%	09/18/27	202,069
320,000	SEPLAT Energy PLC (USD) (d)	7.75%	04/01/26	287,469
				898,966
	Oman – 1.0%
200,000	Oryx Funding Ltd. (USD) (d)	5.80%	02/03/31	189,163
325,000	Oztel Holdings SPC Ltd. (USD) (d)	6.63%	04/24/28	328,293
				517,456
	Peru – 0.3%
200,000	Petroleos del Peru S.A. (USD) (d)	5.63%	06/19/47	135,633

See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (i) (Continued)
	Russia – 0.1%
217,000	Home Credit & Finance Bank OOO Via Eurasia Capital S.A. (USD) (b) (e) (j)	8.80%	(k)	$27,125
250,000	Sovcombank Via SovCom Capital DAC (USD) (j) (l)	7.75%	(k)	25,000
				52,125
	Saudi Arabia – 2.5%
1,096,000	Saudi Arabian Oil Co. (USD) (b)	2.88%	04/16/24	1,076,771
200,000	Saudi Arabian Oil Co. (USD) (d)	4.25%	04/16/39	185,380
				1,262,151
	Singapore – 0.4%
260,000	Puma International Financing S.A. (USD) (b)	5.00%	01/24/26	227,890
	South Africa – 1.4%
270,000	Eskom Holdings SOC Ltd. (USD) (b)	7.13%	02/11/25	228,396
287,000	Liquid Telecommunications Financing PLC (USD) (d)	5.50%	09/04/26	252,540
230,000	Sasol Financing USA LLC (USD)	6.50%	09/27/28	208,703
				689,639
	Tanzania – 0.3%
200,000	HTA Group Ltd. (USD) (d)	7.00%	12/18/25	171,880
	Trinidad And Tobago – 0.7%
341,000	Heritage Petroleum Co., Ltd. (USD) (d)	9.00%	08/12/29	350,804
	Ukraine – 0.8%
239,000	Kernel Holding S.A. (USD) (l)	6.75%	10/27/27	107,094
279,000	MHP Lux S.A. (USD) (b) (e)	6.95%	04/03/26	145,917
224,000	NPC Ukrenergo (USD) (l)	6.88%	11/09/26	57,039
230,000	Ukraine Railways Via Rail Capital Markets PLC (USD) (b) (e)	8.25%	07/09/24	70,840
				380,890
	United Arab Emirates – 0.5%
240,000	MAF Global Securities Ltd. (USD) (b) (j)	5.50%	(k)	240,000
	Zambia – 0.5%
260,000	First Quantum Minerals Ltd. (USD) (b)	7.50%	04/01/25	246,337
	Total Foreign Corporate Bonds and Notes			11,235,289
	(Cost $13,774,161)
CORPORATE BONDS AND NOTES (a) (i) – 0.5%
	United States – 0.5%
$11,488,000	JPMorgan Chase Bank, N.A. (UAH) (d)	11.67%	11/27/23	233,346
654,000	JPMorgan Chase Bank, N.A. (UAH) (d) (g)	11.67%	11/27/23	16,468
	Total Corporate Bonds and Notes			249,814
	(Cost $461,437)

Shares	Description	Value
COMMON STOCKS (a) – 45.1%
	Argentina – 0.3%
999	Globant S.A. (o)	173,826
See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Austria – 0.7%
18,479	Mondi PLC	$328,479
	Brazil – 2.4%
96,214	B3 S.A. - Brasil Bolsa Balcao	202,413
125,881	Banco Bradesco S.A., ADR	410,372
187	MercadoLibre, Inc. (o)	119,095
44,995	Raia Drogasil S.A.	165,503
55,144	Rumo S.A.	167,957
26,058	WEG S.A.	131,698
		1,197,038
	Cayman Islands – 1.0%
16,159	JD.com, Inc, Class A	520,594
	Chile – 0.4%
12,670	Banco Santander Chile S.A., ADR	206,394
	China – 13.7%
84,700	Alibaba Group Holding Ltd. (o)	1,207,872
69,000	China Merchants Bank Co., Ltd., Class H	461,653
58,000	China Resources Land Ltd.	270,531
10,393	China Tourism Group Duty Free Corp., Ltd., Class A	361,722
16,780	Foshan Haitian Flavouring & Food Co., Ltd., Class A	226,557
784	Kweichow Moutai Co., Ltd., Class A	239,562
50,309	LONGi Green Energy Technology Co., Ltd., Class A	500,867
34,702	Midea Group Co., Ltd., Class A	313,132
107,232	NARI Technology Co., Ltd., Class A	432,610
18,000	Shenzhou International Group Holdings Ltd.	218,038
15,900	Sungrow Power Supply Co., Ltd., Class A	233,420
31,400	Tencent Holdings Ltd.	1,418,178
39,000	WuXi Biologics Cayman, Inc. (b) (o) (p)	356,859
39,300	Yonyou Network Technology Co., Ltd., Class A	127,485
4,900	Yunnan Energy New Material Co., Ltd., Class A	183,369
44,500	Zhongsheng Group Holdings Ltd.	313,895
		6,865,750
	Hong Kong – 2.4%
43,600	AIA Group Ltd.	472,572
129,000	Budweiser Brewing Co., APAC Ltd. (b) (p)	386,336
6,935	Hong Kong Exchanges & Clearing Ltd.	341,147
		1,200,055
	India – 6.3%
12,495	Hindustan Unilever Ltd.	352,925
26,705	Housing Development Finance Corp., Ltd.	734,085
20,505	Kotak Mahindra Bank Ltd. (o)	431,300
2,547	Maruti Suzuki India Ltd.	273,196
113,174	Power Grid Corp. of India Ltd.	303,670
31,827	SBI Life Insurance Co., Ltd. (b) (p)	435,900
9,961	Tata Consultancy Services Ltd.	412,087
3,359	UltraTech Cement Ltd.	238,500
		3,181,663
	Indonesia – 1.5%
911,500	Bank Central Asia Tbk PT	443,590
1,107,724	Bank Rakyat Indonesia Persero Tbk PT	308,579
		752,169

See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Mexico – 3.1%
6,101	Fomento Economico Mexicano, S.A.B. de CV, ADR	$411,757
3,385	Grupo Aeroportuario del Centro Norte, S.A.B. de CV, ADR	173,380
83,019	Grupo Financiero Banorte S.A.B. de CV, Class O	464,026
121,689	Grupo Mexico S.A.B. de CV, Series B	507,161
		1,556,324
	Netherlands – 0.8%
688	ASM International N.V.	172,028
428	ASML Holding N.V.	204,459
		376,487
	Peru – 0.2%
954	Credicorp Ltd.	114,394
	Philippines – 0.3%
83,499	Bank of the Philippine Islands	128,775
	Russia – 0.0%
7,303	Lukoil PJSC, ADR (e) (g) (h)	5,480
27,281	Novatek PJSC (e) (g) (h)	15,758
41,335	Sberbank of Russia PJSC (e) (g) (h)	2,456
		23,694
	South Africa – 1.5%
5,093	Anglo American Platinum Ltd.	446,102
61,232	Sanlam Ltd.	198,991
14,924	Vodacom Group Ltd.	120,291
		765,384
	South Korea – 4.2%
1,040	LG Chem Ltd.	413,309
36,748	Samsung Electronics Co., Ltd. (Preference Shares)	1,471,731
12,944	Samsung Engineering Co., Ltd. (o)	214,836
		2,099,876
	Taiwan – 5.1%
30,000	Delta Electronics, Inc.	223,485
104,000	Hon Hai Precision Industry Co., Ltd.	381,253
1,617	Sea Ltd., ADR (o)	108,113
115,954	Taiwan Semiconductor Manufacturing Co., Ltd.	1,856,294
		2,569,145
	Thailand – 1.2%
56,300	Kasikornbank PCL	239,659
81,100	PTT Exploration & Production PCL	365,873
		605,532
	Total Common Stocks	22,665,579
	(Cost $23,062,137)
	Total Investments – 107.0%	53,734,831
	(Cost $63,831,403)
	Outstanding Loan – (11.5)%	(5,800,000)
	Net Other Assets and Liabilities – 4.5%	2,289,172
	Net Assets – 100.0%	$50,224,003

See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 6/30/2022	Sale Value as of 6/30/2022	Unrealized Appreciation/ (Depreciation)
08/23/22	CIT	CNY	10,780,000	USD	1,580,526	$ 1,610,390	$ 1,580,526	$ 29,864
07/14/22	DB	EUR	268,000	USD	292,389	281,109	292,389	(11,280)
08/23/22	DB	IDR	17,225,468,000	USD	1,168,185	1,155,139	1,168,185	(13,046)
07/14/22	CIT	IDR	17,225,468,000	USD	1,172,159	1,156,055	1,172,159	(16,104)
08/23/22	CIT	USD	1,895,945	BRL	10,111,000	1,895,945	1,901,407	(5,462)
07/14/22	CIT	USD	473,233	EUR	430,000	473,233	451,033	22,200
08/23/22	CIT	USD	1,167,575	IDR	17,225,468,000	1,167,575	1,155,139	12,436
07/14/22	DB	USD	1,178,253	IDR	17,225,468,000	1,178,253	1,156,056	22,197
07/14/22	GS	USD	580,560	MXN	11,686,000	580,560	579,642	918
07/14/22	CIT	USD	956,202	ZAR	14,071,000	956,202	863,662	92,540
Net Unrealized Appreciation / (Depreciation)								$134,263

Counterparty Abbreviations
CIT	Citibank, NA
DB	Deutsche Bank
GS	Goldman Sachs
See Note 3D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 3F – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.
(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at June 30, 2022.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by abrdn Inc. (“abrdn”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2022, securities noted as such amounted to $9,217,405 or 18.4% of net assets.
(e)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(f)	Zero coupon bond.
(g)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At June 30, 2022, securities noted as such are valued at $100,119 or 0.2% of net assets.
(h)	This security’s value was determined using significant unobservable inputs (see Note 3A – Portfolio Valuation in the Notes to Financial Statements).
(i)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by abrdn.
(j)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(k)	Perpetual maturity.
(l)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 3C - Restricted Securities in the Notes to Financial Statements).
(m)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(n)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(o)	Non-income producing security.
(p)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
USD	38.7%
HKD	11.1
INR	7.5
ZAR	5.7
CNH	4.9
MXN	4.7
TWD	4.6
KRW	3.9
BRL	3.6
IDR	3.5
CNY	3.0
MYR	2.5
COP	1.3
THB	1.1
PEN	1.1
EUR	0.7
UYU	0.7
PLN	0.6
UAH	0.5
PHP	0.2
RUB	0.1
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
BRL	Brazilian Real
CNH	Chinese Yuan Renminbi (Offshore)
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2022 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes:
Russia	$ 59,957	$ —	$ —	$ 59,957
Other Country Categories*	19,524,192	—	19,524,192	—
Foreign Corporate Bonds and Notes*	11,235,289	—	11,235,289	—
Corporate Bonds and Notes*	249,814	—	249,814	—
Common Stocks:
Russia	23,694	—	—	23,694
Thailand	605,532	—	605,532	—
Other Country Categories*	22,036,353	22,036,353	—	—
Total Investments	53,734,831	22,036,353	31,614,827	83,651
Forward Foreign Currency Contracts	180,155	—	180,155	—
Total	$ 53,914,986	$ 22,036,353	$ 31,794,982	$ 83,651

LIABILITIES TABLE
	Total Value at 6/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (45,892)	$ —	$ (45,892)	$ —

*	See Portfolio of Investments for country breakout.
Level 3 Foreign Sovereign Bonds and Common Stocks are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 Common Stocks values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Statement of Assets and Liabilities
June 30, 2022 (Unaudited)
ASSETS:
Investments, at value (Cost $63,831,403)	$ 53,734,831
Cash	1,342,903
Foreign currency (Cost $9,956)	9,941
Restricted Cash	20,000
Unrealized appreciation on forward foreign currency contracts	180,155
Receivables:
Interest	820,480
Miscellaneous	94,804
Dividends	55,636
Interest reclaims	31,543
Dividend reclaims	771
Prepaid expenses	17,415
Total Assets	56,308,479
LIABILITIES:
Outstanding loan	5,800,000
Unrealized depreciation on forward foreign currency contracts	45,892
Payables:
Deferred foreign capital gains tax	90,838
Audit and tax fees	49,013
Investment advisory fees	48,361
Administrative fees	12,277
Interest and fees on loan	11,384
Transfer agent fees	9,914
Custodian fees	8,149
Shareholder reporting fees	4,114
Legal fees	3,763
Financial reporting fees	771
Total Liabilities	6,084,476
NET ASSETS	$50,224,003
NET ASSETS consist of:
Paid-in capital	$ 63,893,278
Par value	49,918
Accumulated distributable earnings (loss)	(13,719,193)
NET ASSETS	$50,224,003
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$10.06
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,991,802
See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Statement of Operations
For the Six Months Ended June 30, 2022 (Unaudited)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $47,315)	$ 1,324,428
Dividends (net of foreign withholding tax of $40,255)	333,336
Total investment income	1,657,764
EXPENSES:
Investment advisory fees	323,999
Interest and fees on loan	44,097
Audit and tax fees	40,517
Administrative fees	33,221
Custodian fees	22,357
Shareholder reporting fees	19,670
Transfer agent fees	15,695
Legal fees	11,136
Trustees’ fees and expenses	8,745
Listing expense	7,859
Financial reporting fees	4,625
Other	9,470
Total expenses	541,391
NET INVESTMENT INCOME (LOSS)	1,116,373
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,983,782)
Forward foreign currency contracts	(138,286)
Foreign currency transactions	(76,111)
Foreign capital gains tax	(8,826)
Net realized gain (loss)	(2,207,005)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,680,271)
Forward foreign currency contracts	64,794
Foreign currency translation	(42,629)
Deferred foreign capital gains tax	51,943
Net change in unrealized appreciation (depreciation)	(15,606,163)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(17,813,168)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,696,795)

See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2022 (Unaudited)	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 1,116,373	$ 2,626,952
Net realized gain (loss)	(2,207,005)	4,521,870
Net increase from payment by the sub-advisor	—	1,502
Net change in unrealized appreciation (depreciation)	(15,606,163)	(11,339,087)
Net increase (decrease) in net assets resulting from operations	(16,696,795)	(4,188,763)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,495,901)	(6,988,523)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares (a)	—	(74,635)
Net increase (decrease) in net assets resulting from capital transactions	—	(74,635)
Total increase (decrease) in net assets	(19,192,696)	(11,251,921)
NET ASSETS:
Beginning of period	69,416,699	80,668,620
End of period	$ 50,224,003	$ 69,416,699
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	4,991,802	4,997,028
Common Shares repurchased (a)	—	(5,226)
Common Shares at end of period	4,991,802	4,991,802

(a)	On September 15, 2015, the Fund commenced a share repurchase program. The program expired on March 15, 2021. For the fiscal year ended December 31, 2021, the Fund repurchased 5,226 Common Shares at a weighted-average discount of 12.95% from net asset value per share.
See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Statement of Cash Flows
For the Six Months Ended June 30, 2022 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(16,696,795)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(12,327,052)
Sales, maturities and paydown of investments	14,505,843
Net amortization/accretion of premiums/discounts on investments	(110,481)
Net realized gain/loss on investments	1,983,782
Net change in unrealized appreciation/depreciation on investments	15,680,271
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(64,794)
Changes in assets and liabilities:
Decrease in interest receivable	125,219
Decrease in interest reclaims receivable	53,906
Decrease in dividend reclaims receivable	3,203
Decrease in dividends receivable	11,708
Increase in miscellaneous receivable	(54,423)
Increase in prepaid expenses	(16,853)
Increase in interest and fees payable on loan	6,591
Decrease in due to broker	(20,000)
Decrease in investment advisory fees payable	(16,273)
Decrease in audit and tax fees payable	(26,171)
Increase in legal fees payable	3,528
Decrease in shareholder reporting fees payable	(6,934)
Increase in administrative fees payable	521
Decrease in custodian fees payable	(1,045)
Increase in transfer agent fees payable	4,348
Decrease in trustees’ fees and expenses payable	(46)
Decrease in deferred foreign capital gains tax	(51,943)
Decrease in other liabilities payable	(379)
Cash provided by operating activities		$2,985,731
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(2,495,901)
Cash used in financing activities		(2,495,901)
Increase in cash, foreign currency and restricted cash (a)		489,830
Cash and foreign currency at beginning of period		883,014
Cash, foreign currency and restricted cash at end of period		$1,372,844
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$37,506
Cash, foreign currency and restricted cash reconciliation:
Cash and foreign currency	$1,352,844
Restricted cash	20,000
Cash, foreign currency and restricted cash at end of period		$1,372,844

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(42,629).

See Notes to Financial Statements

First Trust/abrdn Emerging Opportunity Fund (FEO)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2022 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 13.91	$ 16.14	$ 15.71	$ 14.44	$ 17.89	$ 16.16
Income from investment operations:
Net investment income (loss)	0.22	0.52	0.39	0.70	0.68	0.76
Net realized and unrealized gain (loss)	(3.57)	(1.35) (a)	1.42	1.97	(2.77)	2.36 (b)
Total from investment operations	(3.35)	(0.83)	1.81	2.67	(2.09)	3.12
Distributions paid to shareholders from:
Net investment income	(0.50)	(0.20)	(0.36)	(0.42)	(0.48)	(0.54)
Net realized gain	—	(1.20)	(0.11)	(0.25)	(0.35)	(0.50)
Return of capital	—	—	(0.93)	(0.73)	(0.57)	(0.36)
Total distributions paid to Common Shareholders	(0.50)	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Common Share repurchases	—	0.00 (c)	0.02	0.00 (c)	0.04	0.01
Net asset value, end of period	$10.06	$13.91	$16.14	$15.71	$14.44	$17.89
Market value, end of period	$8.80	$13.18	$14.32	$14.27	$12.17	$16.32
Total return based on net asset value (d)	(23.85)%	(5.17)% (a)	15.39%	20.16%	(10.64)%	20.65%
Total return based on market value (d)	(29.70)%	1.27%	12.71%	29.51%	(17.45)%	27.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 50,224	$ 69,417	$ 80,669	$ 79,446	$ 73,067	$ 92,442
Ratio of total expenses to average net assets	1.83% (e)	1.48%	1.95%	1.98%	1.90%	1.81%
Ratio of total expenses to average net assets excluding interest expense	1.68% (e)	1.40%	1.82%	1.73%	1.69%	1.67%
Ratio of net investment income (loss) to average net assets	3.78% (e)	3.40%	2.78%	4.58%	4.20%	4.30%
Portfolio turnover rate	19%	53%	45%	40%	48%	46%
Indebtedness:
Total loan outstanding (in 000’s)	$ 5,800	$ 5,800	$ 5,800	$ 5,800	$ 5,800	$ 5,800
Asset coverage per $1,000 of indebtedness (f)	$ 9,659	$ 12,968	$ 14,908	$ 14,698	$ 13,598	$ 16,938

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $1,502 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	The Fund received a reimbursement from the sub-advisor in the amount of $5,000 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(c)	Amount is less than $0.01.
(d)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
1. Organization
First Trust/abrdn Emerging Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FEO” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.25 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;

Notes to Financial Statements (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on abrdn Inc.’s (“abrdn” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;

Notes to Financial Statements (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2022, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred  alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Withholding taxes and tax reclaims on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2022, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of June 30, 2022, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 3A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Notes to Financial Statements (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Kernel Holding S.A., 6.75%, 10/27/27	10/20/2020	$239,000	$41.81	$239,000	$107,094	0.21%
NPC Ukrenergo, 6.88%, 11/09/26	11/2/2021	224,000	25.46	224,000	57,039	0.11
OAS Finance Ltd., 8.88%	4/18/2013	350,000	0.75	350,000	2,625	0.01
OAS Investments GmbH, 8.25%, 10/19/19	10/15/2012	200,000	0.75	200,000	1,500	0.00
Sovcombank Via SovCom Capital DAC, 7.75%	2/19/2020	250,000	10.00	255,821	25,000	0.05
				$1,268,821	$193,258	0.38%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to

Notes to Financial Statements (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At June 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 180,155	$ —	$ 180,155	$ (43,763)	$ —	$ 136,392
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (45,892)	$ —	$ (45,892)	$ 43,763	$ —	$ (2,129)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
G. Dividends and Distributions to Shareholders
The Fund intends to pay holders of its Common Shares a recurring quarterly distribution that reflects the distributable cash flow of the Fund. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2021, was as follows:
Distributions paid from:
Ordinary income	$1,184,492
Capital gains	5,804,031
Return of capital	—

Notes to Financial Statements (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
As of December 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$221,197
Undistributed capital gains	—
Total undistributed earnings	221,197
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	5,273,201
Total accumulated earnings (losses)	5,494,398
Other	(20,895)
Paid-in capital	63,943,196
Total net assets	$69,416,699
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and on or before March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by the Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.

Notes to Financial Statements (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards that may be carried forward indefinitely.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes.  For the fiscal year ended December 31, 2021, the Fund did not incur any net late year ordinary or capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of June 30, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of June 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$63,831,403	$4,832,588	$(14,794,897)	$(9,962,309)
I. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
abrdn serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
During the fiscal year ended December 31, 2021, the Fund received a reimbursement from the Sub-Advisor of $1,502 in connection with a trade error.
abrdn, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Computershare, Inc. (”Computershare“) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining

Notes to Financial Statements (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2022, were $12,299,945 and $14,422,143, respectively.
6. Derivative Transactions
The following table presents the type of derivatives held by the Fund at June 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 180,155	Unrealized depreciation on forward foreign currency contracts	$ 45,892
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(138,286)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	64,794
For the six months ended June 30, 2022, the notional values of forward foreign currency contracts opened and closed were $90,993,510 and $84,829,187, respectively.
7. Borrowings
The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Effective October 29, 2021, the credit facility was amended, whereby the expiration date was extended until October 28, 2022. The total commitment under the facility is up to $10,000,000. The borrowing rate under the revolving credit facility is equal to the 1-month LIBOR plus 85 basis points. As of June 30, 2022, the Fund had one loan outstanding under the revolving credit facility totaling $5,800,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. For the six-months ended June 30, 2022, the average amount outstanding was $5,800,000. The high and low annual interest rates during the six-months ended June 30, 2022 were 2.10% and 0.96%, respectively, and the weighted average interest rate was 1.32%. The interest rate at June 30, 2022 was 2.10%. The Fund pays a commitment fee of 0.15% (or 0.25% if loan balance drops below 75% of total commitment) per year, which is included in “Interest and fees on loan” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 18, 2022. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust/abrdn Emerging Opportunity Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 3,828,338 and the number of votes withheld was 155,763. The number of votes cast in favor of Mr. Nielson was 3,826,315 and the number of votes withheld was 157,786. Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Asset-Backed Securities Risk. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
China Risk. In addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Shareholder claims that are available in the U.S. as well as regulatory authority that is common in the U.S., including claims based on fraud, may be difficult or impossible for shareholders of securities in China or for U.S. authorities to pursue. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership, and the actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. As of the date of this report, Executive Order 13959, as amended or supplemented from time to time, regarding securities investments that finance Chinese Military-Industrial Complex Companies (the “Executive Order”) remains in effect. To comply with the Executive Order, the Fund may be forced to sell certain securities impacted by the Executive Order (“Prohibited Securities”). Certain securities that are designated as Prohibited Securities may have less liquidity as a result of such designation and the market price of such Prohibited Securities may decline and the Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities.

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June 30, 2022 (Unaudited)
Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness, and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay dividends or interest and/or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Credit Default Swaps Risk. If the Fund is a buyer of a credit default swap and no event of default occurs on the underlying reference obligations, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly, including, but not limited to, exposing the Fund to the credit risk of both the counterparty and the underlying reference obligation, as well as liquidity risk.
Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

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June 30, 2022 (Unaudited)
Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, risk of market closure or manipulation, limited reliable access to capital, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risks associated with custody of securities. In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in certain emerging market countries, including China, there is the risk that material accounting and financial information about issuers in such countries may be unavailable or unreliable.
Shareholder claims that are available in the U.S. may be less reliable in emerging market countries, and claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers or their industries occur. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
•	Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.

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June 30, 2022 (Unaudited)
•	Prepayment Risk. Prepayment risk is the risk that a borrower repays principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.
Forward Foreign Currency Exchange Contracts Risk. The Fund may use forward foreign currency exchange contracts for both hedging and investment purposes. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable forward foreign currency exchange contracts (“NDFs”). NDFs are similar to other forward foreign currency exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.
Forward foreign currency exchange contracts involve certain risks, including foreign currency risk, the risk of failure of the counterparty to perform its obligations under the contract, and liquidity risk. For example, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will be able to roll-over a forward currency exchange contract upon its expiration if it desires to do so. In addition, the principals who deal in the forward markets are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Successful use of forward foreign currency exchange contracts depends on the portfolio manager’s skill in analyzing and predicting currency values, among other factors. Forward contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund.
When used for hedging purposes, the Fund is subject to the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The projection of short-term currency market movements can be extremely difficult, and the successful execution of a hedging strategy can be highly uncertain.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of such commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

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First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ, and may differ unfavorably, from that of the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.
Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. Additionally, the implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and

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First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value. and the bid/ask spread on the Fund’s shares may widen.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Recent developments in relations between the U.S. and China had heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on global markets and a commensurately negative impact on the Fund.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Potential Conflicts of Interest Risk. First Trust, abrdn and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and abrdn currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to abrdn) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and abrdn have a financial incentive to leverage the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities and emerging markets securities may carry more risk than that of common stock and securities of U.S. issuers. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Variable Interest Entities Risk. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and

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First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. It is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust/abrdn Emerging Opportunity Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and abrdn Inc. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

Additional Information (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) not all peer funds employ an advisor/sub-advisor management structure; (iii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis; and (iv) the Fund invests predominately in foreign assets, which typically cost more to custody than domestic assets, and some of the peer funds have limited foreign allocations. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2021 and performed at the Performance Universe median for the ten-year period ended December 31, 2021. The Board also noted that the Fund underperformed the blended benchmark index for the one-year period ended December 31, 2021 and outperformed the blended benchmark index for the three-, five- and ten-year periods ended December 31, 2021. The Board noted the Advisor’s discussion of the Fund’s performance at the April 18, 2022 meeting. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2021 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and

Additional Information (Continued)
First Trust/abrdn Emerging Opportunity Fund (FEO)
June 30, 2022 (Unaudited)
add new staff. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the Sub-Advisor manages the Fund in a similar fashion to other accounts with similar strategies and therefore works to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies, and that the Sub-Advisor expects shareholders of the Fund to continue to experience indirect benefits from economies of scale efficiencies. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, and noted the Sub-Advisor’s statements that the Sub-Advisor absorbs all research costs directly (i.e., the Sub-Advisor pays for research from its profits and losses), and that the Sub-Advisor does not participate in any soft dollar or commission sharing relationships. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Emerging Opportunity Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 8, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 8, 2022

* Print the name and title of each signing officer under his or her signature.